Exhibit 99.4

Live life with confidence and ease July 2019

1 FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements that are based on management’s current expectations and projections about future events. Statements made in this presentation speak only as of the date of this presentation and should not be relied upon as of any subsequent date. The risks and uncertainties that may cause actual results, levels of activity, performance or achievements to differ materially from the current expectations of Senseonics Holdings, Inc. (the “Company”) are more fully described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the Securities and Exchange Commission (“SEC”) on March 15, 2019 and its other filings with the SEC. Senseonics Holdings, Inc. assumes no obligation to update any such forward-looking statements, whether as a result of new information, future events or otherwise. This presentation also contains estimates and other statistical data relating to market size and other data about its industry. The Company obtained information from publicly available and other third-party sources as well as the Company's good faith estimates. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. References to goals or targets should not be viewed as guidance or management’s view of projected earnings. Goals are for illustrative purposes only and the Company’s ability to achieve its goals is subject to a number of risks and uncertainties, many of which are beyond the Company’s control. There can be no assurance that the Company will achieve its goals and such differences could be material. This presentation is confidential and is for your information only and is not intended to be used by anyone other than you. This presentation does not constitute an offer to sell or a solicitation of an offer to buy securities or an invitation or inducement to engage in investment activity nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities law of any such jurisdiction. Note that documents transmitted by e-mail may be altered or changed during the process of transmission and none of Senseonics Holdings, Inc., Jefferies LLC or any of their affiliates accept liability or responsibility for any alteration or change.

2 Today’s Presenters Timothy T. Goodnow President and Chief Executive Officer Previously held positions at TheraSense, Verax Biomedical, Dade Behring and Baxter Healthcare Holds a PhD and BS in Chemistry from the University of Miami Mike Gill Vice President and General Manager, US Previously held positions at Medtronic and Minimed Was instrumental in launching the 90-day Eversense CGM in the US market only 40 days post FDA approval Holds a BS in International Business and World Trade from the State University of New York at Buffalo Jon Isaacson Chief Financial Officer Previously held positions at Edelman Financial Services, American Capital and Thayer Capital Partners Holds a BA in Political Science from Johns Hopkins University and an MBA from the Stanford Graduate School of Business Francine R. Kaufman Chief Medical Officer One of the world’s leading endocrinologists Previously held positions at Global Clinical and Medtronic Holds a BA from Northwestern University and was the Valedictorian of her class at Chicago Medical School Mirasol Panlilio Vice President and General Manager, Global Commercial Operations Previously held positions at Arkal Medical, VeraLight, TheraSense and LifeScan Instrumental in the global commercial launch of Eversense CGM and Eversense XL in more than 15 countries Holds a BS in Business Administration from San Jose State University

3 Investment Highlights A Global CGM System Leader Robust Product Strategy and Deep Pipeline to Support Long-Term Growth 4 Large Fast Growing Continuous Glucose Monitoring (“CGM”) Market with Significant Unmet Need 1 Clinically Proven CGM System Providing Enhanced Patient Experience and Clinical Outcome 2 Access to Key Global Markets with Increasing Coverage and Successful Commercialization in Europe and the US 3 Partnerships with Leading Industry Players Provide Revenue Add-on Opportunities 5 Comprehensive Financing Provides Significant Runway to Execute on Strategy 6

SENSEONICS PAST:

Almost 20 years to develop the technology, 4 years of pivotal studies to gain US and Outside US ("OUS") approval

- **1996** — Founded
- **1997** — Patented first fluorescent optical sensor
- **2009** — First successful human safety trial for the sensor
- **2010-2014** — 1 to 6-month sensor feasibility established
- **2015** — EU PRECISE pivotal trial demonstrated safety and effectiveness of Eversense®
- **2016** — CE mark received for Eversense® System (90-day)
- **2017** — US PRECISE II and PRECISION studies demonstrate safety and effectiveness of Eversense®; CE mark received for Eversense® XL (180-day)

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SENSEONICS PRESENT:

FDA

2018

June 2018: FDA announced approval for Eversense® CGM (90-day system)
- ✓ Made Eversense available in the United States, as it already was in some European markets

November 2018: FDA expanded Eversense® CGM certification to include nurse practitioners (NP) and physician assistants (PA)
- ✓ Made Eversense CGM 90-day technology available to more diabetes patients
- ✓ Gave NPs and PAs another CGM option for their patients
- ✓ Allowed physicians to better manage time and patient flow

2019

February 2019: FDA announced Eversense is no longer contra-indicated for most MRI's
- ✓ Eversense Smart Sensor will not need to be removed before MRI under most circumstances
- ✓ Reduced concerns for patients and doctors alike

June 2019: FDA announced approval for the non-adjunctive indication for Eversense
- ✓ Expanded Eversense indication as a therapeutic CGM
- ✓ Replacement for fingerstick blood glucose measurement for dosing decisions

June 2019: Announced results of the European Eversense PMCF registry
- ✓ Demonstrated the safety of the Eversense CGM System in a large group of patients

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SUCCESSFUL RECENT INITIATIVES AND NEAR TERM MILESTONES

	Recent Success	Expected Near Term Milestones
Commercial Ramp	From initiation of Bridge Access Program in February 17, 2019 to June 30, 2019: ✓ Weekly shipments have quadrupled ✓ Weekly scripts have doubled ✓ Number of healthcare professionals prescribing Eversense has increased 92%	> Build on momentum to accelerate physician patient adoption > Wind-down Bridge Access Program once target penetration is reached
Payer Coverage	✓ Expanded coverage to 76 million lives ✓ Coverage in place with Aetna, Blue Cross Blue Shield, VA, Federal Blue, Minnesota Blue and Horizon	> Target 100 million covered lives by year end 2019 with goal of 250 million covered lives by year end 2020 > Key payer targets include United, Cigna, Anthem and Medicare (44 million covered lives)

FDA and Product Development	✓ Nov 2018: expansion of Eversense certification labeling to include nurse practitioners and physician assistants
	✓ Feb 2019: elimination of MRI contra-indication labeling for Eversense
	✓ June 2019: receipt of non-adjunctive indication, allowing Eversense to replace fingersticks to make treatment decisions
		> Q3 2019: launch non-adjunctive product
		> 2020 and beyond:
		  > 365-day sensor life with 1x/week calibration
		  > On-demand type 2 FGM system for long term wear with no transmitter
		  > Type 1 Gemini FGM + CGM Combo

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7 HIGH GROWTH MARKET CGM Fastest Growing Diabetes Technology Segment Globally* ~ 34% CAGR *Estimates for top 4 CGM companies (Dexcom, Abbott, Medtronic and Senseonics), based upon available publicly stated guidance, historic performance, and external CGM market models $2B+ U.S. Market by Dec. 31, 2019E

8 Significant unmet need (1) Type 1 Diabetes (T1D) Exchange Registry (2016). 36 sENSORS X A YEAR Reasons for discontinuation 27% of Patients Discontinue CGM Use within 1 Year(1) Patients Have to Switch Out Their Sensor Frequently 71% 61% 41% 28% CGM Not Working Properly / Accurately Enough Problems with Adhesive / Insertion Uncomfortable to Wear CGM Too Big

EVERSENSE CGM – FIRST AND ONLY LONG-TERM CGM

Eversense Addresses Unmet Needs

- ✓ Long-term: sensor lasts up to 180 days(1)
- ✓ Only needs to be switched 2-4x a year vs. 36x a year
- ✓ Fully implantable sensor
- ✓ On-body vibration alerts
- ✓ Accuracy
- ✓ Flexibility: removable transmitter
- ✓ Safety



109
EVERSENSE CLOUD
EVERSENSE DMS
EVERSENSE DMS PRO
177
SENSOR
+ Fully implanted
+ Small size
+ Up to 180 days(1)
SMART TRANSMITTER
+ On-body vibe alerts
+ Removable/ rechargeable
+ Gentle adhesive
EVERSENSE APP
+ Real-time readings every 5 mins
+ No extra receiver
+ Trends, threshold and predictive alerts
EVERSENSE NOW
+ Share capability

(1) Labeled up to 90 days (US) or 180 days (Europe)

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10 Access to Key global markets 2018 for Eversense® CGM (90-Day System) 2017 for Eversense® XL CGM (180-Day System) 2016 for Eversense® CGM (90-Day System)

11 POSITIVE Us launch and Strong momentum Referring US Health Care Prescribers Covered Lives (Millions) Prescriptions Written +27% >2x >4x Target 100 million covered lives by year end 2019 with goal of 250 million covered lives by year end 2020 230 550 Dec.31, 2018 Through Jun. 30, 2019 60 66 76 Dec. 31, 2018 Mar. 31, 2019 Jun. 30, 2019 1.1K 4.5K Dec. 31, 2018 Through Jun. 30, 2019

12 Real-World Data on First U.S. patients* n=205 90-Day Analysis Mean Sensor Glucose mg/dL 161.8 (33.3) Mean SD mg/dL 57.4 (14.8) Mean CV 0.35 (0.06) Mean GMI% 7.18 (0.8) % Time spent <54 mg/dL 1.2 (1.7) % Time spent 54-70 mg/dL 2.9 (2.5) % Time spent 70-180 mg/dL 62.3 (19.0) % Time spent 180-250 mg/dL 21.9 (9.7) % Time spent >250 mg/dL 11.6 (12.8) *Senseonics Commercial Data on File GLUCOMETRIC DATA ON THE FIRST 205 PATIENTS WHO COMPLETED 90 DAYS FROM SENSOR INSERTION ~1/4 CGM NAÏVE, ~63% T1D 83.7% Percent wear of transmitter (median) based on 90-day analysis 11.2% MARD (27,708 paired points) based on 90-day analysis ~75% Percent of patients who continue with Eversense CGM System as of March 31, 2019

CHANGING REIMBURSEMENT FOR DIABETES

Coverage

Current: BlueCross BlueShield Minnesota, Aetna, VA, Horizon, BlueCross BlueShield Federal Employee Program, TRICARE

Aspirational: Cigna, Anthem, Florida Blue, Massachusetts

76 MILLION LIVES

TARGET 100 MILLION LIVES By Dec 31, 2019

Coding

DME ⊕ PHARMACY ⊕ CPT

Payment

DME	PHARMACY	CPT
PATIENT	PATIENT	HCP
SENSOR A9276	SENSOR K0553	INITIAL INSERTION 0446T
TRANSMITTER A9277	TRANSMITTER K0554	REMOVAL 0447T
		REMOVAL & INSERTION 0448T

BRIDGE ACCESS PROGRAMS

BRIDGE PROGRAM STRATEGY

1. PATIENT ACCESS TO EVERSENSE FOR $99
2. APPEAL MANAGEMENT
   - Single case negotiations
   - Drive coverage policy
3. PAYER UTILIZATION
4. EVERSENSE "PIONEERS"
   - Rally early adopters
5. ADVOCACY MOBILIZATION
   - JDRF, AACE

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14 Bridge program Impact and Key indicators 85% Lead Increase from March 1, 2019 to June 30, 2019 102% Prescription Increase from March 1, 2019 to June 30, 2019 310% New Patient Shipment Increase from March 1, 2019 to June 30, 2019 550 HCP’s Prescribed as of June 30, 2019 Mix of Patients Switching to Eversense *% of Eversense users by previous CGM used as of June 30, 2019. U.S. EVERSENSE PATIENTS* 31% Self-Monitoring of Blood Glucose (SMBG) 35% Dexcom 16% Libre 18% Medtronic

SUCCESSFUL EUROPEAN COMMERCIALIZATION



+167%
2017
2018
+266%
2017
2018

New Patients

Sensor Insertions

> 900
Eversense Clinics
(As of May 31, 2019)

> 1,100
Trained Providers
(As of May 31, 2019)

Nordics market

Select EMEA, Asia Pac, LATAM markets



Dexcom / Medtronic 10%
Libre 40%
SMBG 50%
NEW PATIENTS (GERMANY)
(Feb 2019)

Most important features for European users:

- Long sensor life
- Predictive alerts
- Readings on phone
- On-body vibe alerts
- Gentle adhesive

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16 180 Day Clinical Trial: The Promise study Objective Demonstrate long-term Safety and Accuracy up to 180 days ~50 percent enrolled iCGM analysis after all subjects complete 90 & 180 days Study Design Up to 180 Subjects T1 / T2 > 1 year Visits: Screening Insertion Days 1, 7, 14, 22 Days 60, 90, 120 Days 150 and 180 1620 Total Visits Effectiveness Accuracy against YSI in hyper / hypoglycemia visits / subjects over 180 days >55,000 CGM-YSI Pairs Safety Assessment

17 Extend wear Reduce/nearly eliminate calibrations Improve on-body footprint Pediatric indication Enhance partnerships and integrate as iCGM with AP, CSII, Pens Decision support Type 2 strategy Product strategy This image cannot currently be displayed.

18 AUTOMATED INSULIN DELIVERY Beta bionics program Gen3 iLet™ Bionic Pancreas System with Eversense

19 Promising Pipeline with POTENTIAL Enhancements Same sensor technology. Expanded opportunities. 1 2 3 365-DAY SENSOR LIFE: AUTONOMOUS SENSING ON-DEMAND: TYPE 2 TYPE 1: GEMINI 1x/week calibration additional analytes Battery integration FGM long-term wear w/ no transmitter FGM + CGM flash when desired CGM for peace of mind

20 Preliminary Q2 2019 Financials Three Months Ended June 30, 2019 (estimated range)* Three Months Ended March 31, 2019 (unaudited) ($ in millions) Low High Actual Revenue US Revenue $1.0 $1.1 $0.8 OUS Revenue $3.4 $3.6 $2.6 Total Revenue $4.4 $4.7 $3.4 Cash Balance Approximately $65 $103.7 *These financial results are only preliminary estimates and are based on information available to management as of the date of this presentation, and these expectations could change. Actual financial results as of, and for the three months ended June 30, 2019 are subject to the completion of our financial statements as of, and for such period. Our independent registered public accountants have not audited, reviewed or performed any procedures with respect to such preliminary estimates and accordingly do not express an opinion or any other form of assurance with respect thereto.